Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED JANUARY 9, 2006

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Please note the following changes to your Prospectus:

On December 6, 2005, the shareholders of AllianceBernstein Variable Products Series Fund (the “Fund”) elected directors for the Fund (the “Board”) and approved changes to the Fund’s charter and fundamental investment policies of each of the Fund’s portfolios (the “Portfolios”). The shareholders also approved the reclassification of the investment objective for each Portfolio as non-fundamental and, for certain Portfolios, changes to the investment objective as listed below. Changes in the investment objectives may now be made at the discretion of the Board; shareholders will be provided at least 60 days’ advance notice of any such change.

Portfolio	Previous Investment Objective	Approved Investment Objective
AllianceBernstein Utility Income Portfolio	Current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utility industry.	Current income and long-term growth of capital.
AllianceBernstein Worldwide Privatization Portfolio	Long-term capital appreciation.	Long-term growth of capital.

The Board has approved that the AllianceBernstein Worldwide Privatization Portfolio be renamed and that its investment policy be conformed to that of its retail AllianceBernstein Fund counterpart, including the change to its investment objectives described above.

Old Name	New Name
AllianceBernstein Worldwide Privatization Portfolio	AllianceBernstein International Growth Portfolio

The changes described above are not expected to cause any significant change in the management of the Fund or the Portfolios except for the AllianceBernstein Worldwide Privatization Portfolio. The changes to AllianceBernstein Worldwide Privatization Portfolio approved by both the Board and shareholders include the elimination of its fundamental policy to invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing or have undergone privatization.

These changes are expected to take effect on February 1, 2006 and should be reflected on pages 1, 12, 13, Appendix A, and Appendix D of your Prospectus.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.